Exhibit 10.1

CHANGE IN TERMS AGREEMENT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$20,000,000.00	12-19-2001	09-30-2003	53455	47/400	119284	JB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	HUSKER AG, LLC (TIN: 47-0836953)	LENDER:	STEARNS BANK NATIONAL ASSOCIATION
	PO BOX 10		4191 SO 2ND ST
	PLAINVIEW, NE 68769		PO BOX 7338
ST CLOUD, MN 56302

Principal Amount: $20,000,000.00	Initial Rate: 4.500%	Date of Agreement: JUNE 28, 2003

DESCRIPTION OF EXISTING INDEBTEDNESS.  PROMISSORY NOTE DATED 12-19-2001 IN THE ORIGINAL PRINCIPAL AMOUNT OF $20,000,000.00.

DESCRIPTION OF CHANGE IN TERMS.  EXTEND MATURITY DATE.

PROMISE TO PAY.  HUSKER AG, LLC (“Borrower”) promises to pay to STEARNS BANK NATIONAL ASSOCIATION (“Lender”), or order, in lawful money of the United States of America, the principal amount of Twenty Million & 00/100 Dollars ($20,000,000.00) or so much as may be outstanding, together with interest on the unpaid outstanding principal balance of each advance.  Interest shall be calculated from the date of each advance until repayment of each advance.

PAYMENT.  BORROWER WILL PAY THIS LOAN ON DEMAND.  Payment in full is due immediately upon Lender’s demand.  If no demand is made, Borrower will pay this loan in one payment of all outstanding principal plus all accrued unpaid interest on September 30, 2003.  In addition, Borrower will pay regular monthly payments of all accrued unpaid interest due as of each payment date, beginning July 19, 2003, with all simple interest basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number of days the principal balance is outstanding.  Borrower will pay Lender at Lender’s address shown above or at such other place as Lender may designate in writing.

VARIABLE INTEREST RATE.  The interest rate on this Agreement is subject to change from time to time based on changes in an independent index which is the WALL STREET JOURNAL PRIME RATE (the “Index”).  The Index is not necessarily the lowest rate charged by Lender on its loans.  If the Index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower.  Lender will tell Borrower the current Index rate upon Borrower’s request.  The interest rate change will not occur more often than each DAY.  Borrower understands that Lender may make loans based on other rates as well.  The index currently is 4.250% per annum.  The interest rate to be applied to the unpaid principal balance of the Note will be at a rate of 0.250 percentage points over the Index, resulting in an initial rate of 4.500% per annum.  NOTICE:  Under no circumstances will the interest on the Note be more than the maximum rate allowed by applicable law.

PREPAYMENT.  Borrower may pay without penalty all or a portion of the amount owed earlier than it is due.  Early payments will not, unless agreed to any Lender in writing, relieve Borrower of Borrower’s obligation to continue to make payments of accrued unpaid interest.  Rather, early payments will reduce the principal balance due.  Borrower agrees not to send Lender payments marked “paid in full”, “without recourse”, or similar language.  If Borrower sends such a payment, Lender may accept it without losing any of Lender’s rights under this Agreement, and Borrower will remain obligated to pay any further amount owed to Lender.  All written communications concerning disputed amounts, including any check or other payment instrument that indicates that the payment constitutes “payment in full” of the amount owed or that is tendered with other conditions or limitations or as full satisfaction of a disputed amount must be mailed or delivered to:  STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST, ST. CLOUD, MN 56302-7338.

INTEREST AFTER DEFAULT.  Upon default, including failure to pay upon final maturity, the total sum due under this Agreement will bear interest from the date of acceleration or maturity at the variable interest rate on this Agreement.  The interest rate will not exceed the maximum rate permitted by applicable law.

DEFAULT.  Each of the following shall constitute an Event of Default under this Agreement:

Payment Default.  Borrower fails to make any payment when due under the indebtedness.

Other Defaults.  Borrower fails to comply with or to perform any other term, obligation, covenant or condition contained in this Agreement or in any of the Related Documents or to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower.

Loan No. 53455

Default in Favor of Third Parties.  Borrower defaults under any loan, extension of credit, security agreement, purchase or sales agreement, or any other agreement, in favor of any other creditor or person that may materially affect any of Borrower’s property or Borrower’s ability to perform Borrower’s obligations under this Agreement or any of the related Documents.

False Statements.  Any warranty, representation or statement made or furnished to Lender by Borrower or on Borrower’s behalf under this Agreement or the Related Documents is false or misleading in any material respect, either now or at the time made or furnished or becomes false or misleading at any time thereafter.

Death or Insolvency.  The dissolution of Borrower (regardless of whether election to continue is made), any member withdraws from Borrower, or any other termination of Borrower’s existence as a going business or the death of any member, the insolvency of Borrower, the appointment of a receiver for any part of Borrower’s property, any assignment for the benefit of creditors, any type of creditor workout, or the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower.

Creditor or Forfeiture Proceedings.  Commencement of foreclosure or forfeiture proceedings, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Borrower or by any governmental agency against any collateral securing the indebtedness.  This includes a garnishment of any of Borrower’s accounts, including deposit accounts, with Lender.  However, this Event of Default shall not apply if there is a good faith dispute by Borrower as to the validity or reasonableness of the claim which is the basis of the creditor or forfeiture proceeding and if Borrower gives Lender written notice of the creditor or forfeiture proceeding and deposits with Lender monies or a surety bond for the creditor or forfeiture proceeding, in an amount determined by Lender.  In its sole discretion, as being an adequate reserve or bond for the dispute.

Events Affecting Guarantor.  Any of the preceding events occurs with respect to any guarantor, endorser, surety, or accommodation party of any of the indebtedness or any guarantor, endorser, surety, or accommodation party dies or becomes incompetent, or revokes or disputes the validity of, or liability under, any Guaranty of the indebtedness evidenced by this Note.  In the event of a death, Lender, at its option, may, but shall not be required to, permit the guarantor’s estate to assume unconditionally the obligations arising under the guaranty in a manner satisfactory to Lender, and, in doing so, cure any Event of Default.

Adverse Change.  A material adverse change occurs in Borrower’s financial condition, or Lender believes the prospect of payment of performance of the indebtedness is impaired.

Insecurity.  Lender in good faith believes itself insecure.

Cure Provisions.  If any default, other than a default in payment is curable and if Borrower has not been given a notice of a breach of the same provision of this Agreement within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default:  (1) cures the default within fifteen (15) days; or (2) if the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender’s sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER’S RIGHTS.  Upon default, Lender may declare the entire unpaid principal balance on this Agreement and all accrued unpaid interest immediately due, and then Borrower will pay that amount.

ATTORNEYS’ FEES; EXPENSES.  Lender may hire or pay someone else to help collect this Agreement if Borrower does not pay.  Borrower will pay Lender that amount.  This includes, subject to any limits under applicable law, Lender’s reasonable attorneys’ fees and Lender’s legal expenses, whether or not there is a lawsuit, including reasonable attorneys’ fees, expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction) and appeals.  If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law.

JURY WAIVER.  Lender and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender or Borrower against the other.

GOVERNING LAW.  This Agreement will be governed by, construed and enforced in accordance with federal law and the laws of the State of Minnesota.  This Agreement has been accepted by Lender in the State of Minnesota.

RIGHT OF SETOFF.  To the extent permitted by applicable law, Lender reserves a right of setoff in all Borrower’s accounts with Lender (whether checking, savings, or some other account).  This includes all accounts Borrower holds jointly with someone else and all accounts Borrower may open in the future.  However, this does not include any IRA or Keogh accounts, or any trust accounts for which setoff would be prohibited by law.  Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on the indebtedness against any and all such accounts, and, at Lender’s option, to administratively freeze all such accounts to allow Lender to protect Lender’s charge and setoff rights provided in this paragraph.

COLLATERAL.  Borrower acknowledges this Agreement is secured by COLLATERAL AS DESCRIBED IN THE FOLLOWING DOCUMENTS:  DEED OF TRUST, ASSIGNMENT OF RENTS AND SECURITY AGREEMENT FROM BORROWER TO LENDER DATED 12-19-01.

LINE OF CREDIT.  This Agreement evidences a straight line of credit.  Once the total amount of principal has been advanced Borrower is not entitled to further loan advances.  Borrower agrees to be liable for all sums either:  (A) advanced in accordance with the instructions of an authorized person or (B) credited to any of Borrower’s accounts with Lender.  The unpaid principal balance owing on this Agreement at any time may be evidenced by endorsements on this Agreement or by Lender’s internal records, including daily computer print-outs.

CONTINUING VALIDITY.  Except as expressly changed by this Agreement, the terms of the original obligation or obligations, including all agreements evidenced or securing the obligation(s), remain unchanged and in full force and effect.  Consent by Lender to this Agreement does not waive Lender’s right to strict performance of the obligation(s) as changed, nor obligate Lender to make any future change in terms.  Nothing in this Agreement will constitute a satisfaction of the obligations(s).  It is the intention of Lender to retain as liable parties all makers and endorsers of the original obligation(s) including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers will not be released by virtue of this Agreement.  If any person who signed the original obligation does not sign this Agreement below, then all persons signing below acknowledge that this Agreement is given conditionally, based on the representation to Lender that the non-signing party consents to the changes and provisions of this Agreement or otherwise will not be released by it.  This waiver applies not only to any initial extension modification or release, but also to all such subsequent actions.

LATE CHARGE.  SHOULD BORROWER FAIL TO PAY ANY PAYMENT REQUIRED DURING THE TERM OF THIS LOAN, OR TO PAY THE INDEBTEDNESS UPON THE MATURITY OF THIS LOAN, AND SHOULD ANY SUCH AMOUNT REMAIN UNPAID FOR A PERIOD OF TEN (10) DAYS FOLLOWING ITS DUE DATE, THEN BORROWER AGREES AND COVENANTS TO PAY TO LENDER A LATE CHARGE IN THE AMOUNT OF FIVE PERCENT (5%) OF ANY SUCH AMOUNT, INCLUDING THE AMOUNT DUE AND PAYABLE AT MATURITY.

SUCCESSORS AND ASSIGNS.  Subject to any limitations stated in this Agreement on transfer of Borrower’s interest, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.  If ownership of the Collateral becomes vested in a person other than Borrower, Lender, without notice to Borrower, may deal with Borrower’s successors with reference to this Agreement and the indebtedness by way of forbearance or extension without releasing Borrower from the obligations of this Agreement or liability under the indebtedness.

MISCELLANEOUS PROVISIONS.  This Agreement is payable on demand.  The inclusion of specific default provisions or rights of Lender shall not preclude Lender’s right to declare payment of this Agreement on its demand.  Lender may delay or forgo enforcing any of its rights or remedies under this Agreement without losing them.  Borrower and any other person who signs, guarantees or endorses this Agreement, to the extent allowed by law, waive presentment, demand for payment, and notice of dishonor.  Upon any change in the terms of this Agreement, and unless otherwise expressly stated in writing, no party who signs this Agreement, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability.  All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan or release any party or guarantor or collateral; or impair, fall to realize upon or perfect Lender’s security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone.  All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.  The obligations under this Agreement are joint and several.

SECTION DISCLOSURE.  This loan is made under Minnesota Statutes, Section 47.59.

PRIOR TO SIGNING THIS AGREEMENT, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS AGREEMENT, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS.  BORROWER AGREES TO THE TERMS OF THE AGREEMENT.

BORROWER:

HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	GARY KUESTER, Chairman of HUSKER AG, LLC		JACK FRAHM, Secretary of HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	FRED KNIEVEL, Treasurer of HUSKER AG, LLC		SCOTT CARPENTER, Vice Chairman of HUSKER AG, LLC

WHEN RECORDED MAIL TO:
STEARNS BANK NATIONAL ASSOCIATION
4191 SO 2ND ST
PO BOX 7338
ST CLOUD, MN 56302	FOR RECORDER’S USE ONLY

MODIFICATION OF DEED OF TRUST

THIS MODIFICATION OF DEED OF TRUST dated JUNE 23, 2003, is made and executed between HUSKER AG, LLC, F/K/A HUSKER AG PROCESSING, LLC, A NEBRASKA LIMITED LIABILITY COMPANY whose address is PO BOX 10, PLAINVIEW, NE  68769 (“Trustor”) and STEARNS BANK NATIONAL ASSOCIATION, 4191 SO 2ND ST, PO BOX 7338, ST CLOUD, MN  56302 (“Lender”).

DEED OF TRUST.  Lender and Trustor have entered into a Deed of Trust dated December 18, 2001 (the “Deed of Trust”) which has been recorded in PIERCE County, State of Nebraska, as follows:

RECORDED DECEMBER 26, 2001, IN BOOK 137 OF MORTGAGES, PAGE 316, IN PIERCE COUNTY, NEBRASKA.

REAL PROPERTY DESCRIPTION.  The Deed of Trust covers the following described real property located in PIERCE County, State of Nebraska:

See EXHIBIT “A” which is attached to this Modification and made a part of this Modification as if fully set forth herein.

The Real Property or its address is commonly known as HIGHWAY 20 EAST, PLAINVIEW, NE  68769.  The Real Property tax identification number is 700023625.

MODIFICATION.  ender and Trustor hereby modify the Deed of Trust as follows:

EXTEND MATURITY DATE TO SEPTEMBER 30, 2003.

CONTINUING VALIDITY.  Except as expressly modified above, the terms of the original Deed of Trust shall remain unchanged and in full force and effect.  Consent by Lender to this Modification does not waive Lender’s right to require strict performance of the Deed of Trust as changed above nor obligate Lender to make any future modifications.  Nothing in this Modification shall constitute a satisfaction of the promissory note or other credit agreement secured by the Deed of Trust (the “Note”).  It is the intention of Lender to retain as liable all parties to the Deed of Trust and all parties, makers and endorsers to the Note, including accommodation parties, unless a party is expressly released by Lender in writing.  Any maker or endorser, including accommodation makers, shall not be released by virtue of this Modification.  If any person who signed the original Deed of Trust does not sign this Modification, then all persons signing below acknowledge that this Modification is given conditionally, based on the representation to Lender that the non-signing person consents to the changes and provisions of this modification or otherwise will not be released by it.  This waiver applies not only to any initial extension or modification, but also to all such subsequent actions.

TRUSTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS MODIFICATION OF DEED OF TRUST AND TRUSTOR AGREES TO ITS TERMS.  THIS MODIFICATION OF DEED OF TRUST IS DATED JUNE 23, 2003.

TRUSTOR:

HUSKER AG, LLC

By:
GARY KUESTER, Chairman of HUSKER AG, LLC

By:
JACK FRAHM, Secretary of HUSKER AG, LLC

By:
FRED KNIEVEL, Treasurer of HUSKER AG, LLC

By:
SCOTT CARPENTER, Vice Chairman of HUSKER AG, LLC

LENDER:

X
Authorized Officer

LIMITED LIABILITY COMPANY ACKNOWLEDGMENT

STATE OF	)
) SS
COUNTY OF	)

On this               day of                        , 20          , before me, the undersigned Notary Public, personally appeared GARY KUESTER, Chairman; JACK FRAHM, Secretary; FRED KNIEVEL, Treasurer; SCOTT CARPENTER, Vice Chairman of HUSKER AG, LLC, and known to me to be partners or designated agents of the limited liability company that executed the Modification of Deed of Trust and acknowledged the Modification to be the free and voluntary act and deed of the limited liability company, by authority of statute, its articles of organization or its operating agreement, for the uses and purposes therein mentioned, and on oath stated that they are authorized to execute this Modification and in fact executed the Modification on behalf of the limited liability company.

By
Notary Public in and for the State of
Residing at
My commission expires

STATE OF	)
) SS
COUNTY OF	)

On this              day of                               , 20             , before me, the undersigned Notary Public, personally appeared                      , and known to me to be the                                     authorized agent for the Lender that executed the within and foregoing instrument and acknowledged said instrument to be the free and voluntary act and deed of the said Lender, duly authorized by the Lender through its board of directors or otherwise, for the uses and purposes therein mentioned, and on oath stated that he or she is authorized to execute this said instrument and that the seal affixed is the corporate seal of said Lender.

By
Notary Public in and for the State of
Residing at
My commission expires

DISBURSEMENT REQUEST AND AUTHORIZATION

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$20,000,000.00	12-19-2001	09-30-2003	53455	47/400	119284	JB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	HUSKER AG, LLC (TIN: 47-0836953)	LENDER:	STEARNS BANK NATIONAL ASSOCIATION
	PO BOX 10		4191 SO 2ND ST
	PLAINVIEW, NE 68769		PO BOX 7338
ST CLOUD, MN 56302

LOAN TYPE.  This is a Variable Rate Nondisclosable Draw Down Line of Credit Loan to a Limited Liability Company for $20,000,000.00 due on September 30, 2003.  the reference rate (WALL STREET JOURNAL PRIME RATE, currently 4.250%) is added to the margin of 0.250%, resulting in an initial rate of 4.500.  This is a secured renewal loan.

PRIMARY PURPOSE OF LOAN.  The primary purpose of this loan is for:

☐ Maintenance of Borrower’s Primary Residence.

☐ Personal, Family or Household Purposes or Personal Investment.

☐ Agricultural Purposes.

☒ Business Purposes.

SPECIFIC PURPOSE.  The specific purpose of this loan is:  CONSTRUCT A 20 MGY CAPACITY ETHANOL PLANT IN PLAINVIEW NE.

FLOOD INSURANCE.  As reflected on Flood Map No. 310466 0025B dated 06-04-1987, for the community of PIERCE COUNTY, some of the property that will secure the loan is not located in an area that has been identified by the Director of the Federal Emergency Management Agency as an area having special flood hazards.  Therefore, although flood insurance may be available for the property, no special flood hazard insurance is required by law for this loan.

DISBURSEMENT INSTRUCTIONS.  Borrower understands that no loan proceeds will be disbursed until all of Lender’s conditions for making the loan have been saisfied.  Please disburse the loan proceeds of $20,000,000.00 as follows:

Undisbursed Funds:	$694,320.59
Other Disbursements:
$19,305,679.41 Outstanding Balance	$19,305,679.41
Note Principal:	$20,000,000.00

CHARGES PAID IN CASH.  Borrower has paid or will pay in cash as agreed the following charges:

Prepaid Finance Charges Paid in Cash:	$0.00
Other Charges Paid in Cash:
$20.50 FILING / RECORDING FEES
$500.00 RENEWAL FEE	$520.50
Total Charges Paid in Cash:	$520.50

FINANCIAL CONDITION.  BY SIGNING THIS AUTHORIZATION, BORROWER REPRESENTS AND WARRANTS TO LENDER THAT THE INFORMATION PROVIDED ABOVE IS TRUE AND CORRECT AND THAT THERE HAS BEEN NO MATERIAL ADVERSE CHANGE IN BORROWER’S FINANCIAL CONDITION AS DISCLOSED IN BORROWER’S MOST RECENT FINANCIAL STATEMENT TO LENDER.  THIS AUTHORIZATION IS DATED JUNE 23, 2003.

BORROWER:

HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	GARY KUESTER, Chairman of HUSKER AG, LLC		JACK FRAHM, Secretary of HUSKER AG, LLC

By:	(Seal)	By:	(Seal)
	FRED KNIEVEL, Treasurer of HUSKER AG, LLC		SCOTT CARPENTER, Vice Chairman of HUSKER AG, LLC

LIMITED LIABILITY COMPANY RESOLUTION TO BORROW / GRANT

COLLATERAL / SUBORDINATE DEBT

Principal	Loan Date	Maturity	Loan No	Call/Coll	Account	Officer	Initials
$20,000,000.00	12-19-2001	09-30-2003	53455	47/400	119284	JB

References in the shaded area are for Lender’s use only and do not limit the applicability of this document to any particular loan or item. Any item above containing “* * *” has been omitted due to text length limitations.

Borrower:	HUSKER AG, LLC (TIN: 47-0836953)	LENDER:	STEARNS BANK NATIONAL ASSOCIATION
	PO BOX 10		4191 SO 2ND ST
	PLAINVIEW, NE 68769		PO BOX 7338
ST CLOUD, MN 56302

I, THE UNDERSIGNED, DO HEREBY CERTIFY THAT:

THE COMPANY’S EXISTENCE.  The complete and correct name of the Company is HUSKER AG, LLC (“Company”).  The Company is a limited liability company which is, and at all times shall be, duly organized, validly existing, and in good standing under and by virtue of the laws of the State of Nebraska.  The Company is duly authorized to transact business in all other states in which the Company is doing business, having obtained all necessary filings, governmental licenses and approvals for each state in which the Company is doing business.  Specifically, the Company is, and at all times shall be, duly qualified as a foreign limited liability company in all states in which the failure to so qualify would have a material adverse effect on its business or financial condition.  The Company has the full power and authority to own its properties and to transact the business in which it is presently engaged or presently proposes to engage.  The Company maintains an office at PO BOX 10, PLAINVIEW, NE 68769.  Unless the Company has designated otherwise in writing, the principal office is the office at which the Company keeps its books and records.  The Company will notify Lender prior to any change in the location of the Company’s state of organization or any change in the Company’s name.  The Company shall do all things necessary to preserve and to keep in full fore and effect its existence, rights and privileges, and shall comply with all regulations, rules, ordinances, statutes, orders and decrees of any governmental or quasi-governmental authority or court applicable to the Company and the Company’s business activities.

RESOLUTIONS ADOPTED.  At a meeting of the members of the Company, duly called and held on                             , at which a quorum was present and voting, or by other duly authorized action in lieu of a meeting, the resolutions set forth in this Resolution were adopted.

MEMBERS.  The following named persons are members of HUSKER G, LLC:

NAMES	TITLES	AUTHORIZED	ACTUAL SIGNATURES
GARY KUESTER	Chairman	Y	X

JACK FRAHM	Secretary	Y	X

FRED KNIEVEL	Treasurer	Y	X

SCOTT CARPENTER	Vice Chairman	Y	X

ACTIONS AUTHORIZED.  Any four (4) of the authorized persons listed above may enter into any agreements of any nature with Lender, and those agreements will bind the Company.  Specifically, but without limitation, any four (4) of such authorized persons are authorized, empowered, and directed to do the following for and on behalf of the Company:

Borrow Money.  To borrow, as a cosigner or otherwise, from time to time from Lender, on such terms as may be agreed upon between the Company and Lender, such sum or sums of money s in their judgment should be borrowed, without limitation.

Execute Notes.  To execute and deliver to Lender the promissory note or notes, or other evidence of the Company’s credit accommodations, on Lender’s forms, at such rates of interest and on such terms as may be agreed upon, evidencing the sums of money so borrowed or any of the Company’s indebtedness to Lender, and also to execute and deliver to Lender one or more renewals, extensions, modifications, refinancings, consolidations, or substitutions for one or more of the notes, any portion of the notes, or any other evidence of credit accommodations.

Grant Security.  To mortgage, pledge, transfer, endorse, hypothecate, or otherwise encumber and deliver to Lender any property now or hereafter belonging to the Company or in which the Company now or hereafter may have an interest, including without limitation all real property and all personal property (tangible or intangible) of the Company, as security for the payment of any loans or credit accommodations so obtained, any promissory notes so executed (including any amendments to or modifications, renewals, and extensions of such promissory notes), or any other or further indebtedness of the Company to Lender at any time owing, however the same may be evidenced.  Such property may be mortgaged, pledged, transferred, endorsed, hypothecated or encumbered at the time such loans are obtained or such indebtedness is incurred, or at any other time or times, and may be either in addition to or in lieu of any property theretofore mortgaged, pledged, transferred, endorsed, hypothecated or encumbered.

Execute Security Documents.  To execute and deliver to Lender the forms of mortgage, deed of trust, pledge agreement, hypothecation agreement, and other security agreements and financing statements which Lender may require and which shall evidence the terms and conditions under and pursuant to which such liens and encumbrances, or any of them, are given; and also to execute and delivery to Lender any other written instruments, any chattel paper, or any other collateral, of any kind or nature, which Lender may deem necessary or proper in connection with or pertaining to the giving of the liens and encumbrances.  Notwithstanding the foregoing, any one of the above authorized persons may execute, deliver, or record financing statements.

Subordination.  To subordinate, in all respects, any and all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from any person or entity to the Company to all present and future indebtedness, obligations, liabilities, claims, rights, and demands of any kind which may be owed, now or hereafter, from such person or entity to Lender (“Subordinated indebtedness”), together with subordination by the Company of any and all security interests of any kind, whether now existing or hereafter acquired, securing payment or performance of the Subordinated Indebtedness; all on such subordination terms as may be agreed upon between the Company’s Members and Lender and in such amounts as in their judgment should subordinated.

Negotiate Items.  To draw, endorse, and discount with Lender all drafts, trade acceptances, promissory notes, or other evidences of indebtedness payable to or belonging to the Company or in which the Company may have an interest, and either to receive cash for the same or to cause such proceeds to be credited to the Company’s account with Lender, or to cause such other disposition of the proceeds derived therefrom as they may deem advisable.

Further Acts.  In the case of lines of credit, to designate additional or alternate individuals as being authorized to request advances under such lines and in all cases to do and perform such other acts and things, to pay any and all fees an costs, and to execute and deliver such other documents and agreements, including agreements waiving the right to a trial by jury, as the members may in their discretion deem reasonably necessary or proper in order to carry into effect the provisions of this Resolution.

ASSUMED BUSINESS NAMES.  The Company has filed or recorded all documents or filings required by law relating to all assumed business names used by the Company.  Excluding the name of the Company, the following is a complete list of all assumed business names under which the Company does business:  None.

NOTICES TO LENDER.  The Company will promptly notify Lender in writing at Lender’s address shown above (or such other addresses as Lender may designate from time to time) prior to any (A) change in the Company’s name; (B) change in the Company’s assumed business name(s); (C) change in the management or in the Members of the Company; (D) change in the authorized signer(s); (E) change in the Company’s principal office address; (F) change in the Company’s state of organization; (G) conversion of the Company to a new or different type of business entity; or (H) change in any other aspect of the Company that directly or indirectly relates to any agreements between the Company and Lender.  No change in the Company’s name or state of organization will take effect until after Lender has received notice.

CERTIFICATION CONCERNING MEMBERS AND RESOLUTIONS.  The members named above are duly elected, appointed, or employed by or for the Company, as the case may be, and occupy the positions set opposite their respective names.  This Resolution now stands of record on the books of the Company, is in full force and effect, and has not been modified or revoked in any manner whatsoever.

CONTINUING VALIDITY.  Any and all acts authorized pursuant to this Resolution and performed prior to the passage of this Resolution are hereby ratified and approved.  This Resolution shall be continuing, shall remain in full force and effect and Lender may rely on it until written notice of its revocation shall have been delivered to and received by Lender at Lender’s address shown above (or such addresses as Lender may designate from time to time).  Any such notice shall not affect any of the Company’s agreements or commitments in effect at the time notice is given.

IN TESTIMONY WHEREOF, I have hereunto set my hand and attest that the signatures set opposite the names listed above are their genuine signatures.

I have read all the provisions of this Resolution, and I personally and on behalf of the Company certify that all statements and representations made in this Resolution are true and correct.  This Limited Liability Company Resolution to Borrow / Grant Collateral / Subordinate Debt is dated                                                     ..

CERTIFIED TO AND ATTESTED BY:

X
JACK FRAHM, SECRETARY

NOTE:  If the members signing this Resolution are designated by the foregoing document as one of the members authorized to act on the Company’s behalf.  It is advisable to have this Resolution signed by at least one non-authorized member of the Company.